                                                                    Exhibit 99.2

CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
September 30, 2005

                    Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements

                               September 30, 2005

                                    CONTENTS

Consolidated Balance Sheets at September 30, 2005 (Unaudited)
        and December 31, 2004 .......................................    1
Consolidated Statements of Income for the Three Months and Nine Months
        Ended September 30,  2005 and 2004 (Unaudited)...............    2
Consolidated Statements of Cash Flows for the Nine Months
        Ended September 30, 2005 and 2004 (Unaudited)................    3
Notes to Consolidated Financial Statements (Unaudited)...............    4

                    Financial Guaranty Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                       (Dollars in thousands, except per share amounts)

                                                           SEPTEMBER 30,   DECEMBER 31,
                                                               2005            2004
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $3,145,832 in 2005 and

  $2,921,320 in 2004)                                        $ 3,135,392    $2,938,856
Short-term investments, at cost, which approximates fair
  value                                                          173,195       140,473
                                                          --------------------------------
                                                          --------------------------------
Total investments                                              3,308,587     3,079,329

Cash and cash equivalents                                         81,850        69,292
Accrued investment income                                         41,679        36,580
Receivable for securities sold                                        56             -
Reinsurance recoverable on losses                                  1,895         3,054
Prepaid reinsurance premiums                                     110,636       109,292
Deferred policy acquisition costs                                 53,613        33,835
Recoverable on paid claims                                         4,686
Receivable from related parties                                      259           802
Property and equipment, net of accumulated depreciation
  of $723 in 2005 and  $164 in 2004                                2,607         2,408
Prepaid expenses and other assets                                  9,621         7,826
                                                          --------------------------------
Total assets                                                 $ 3,615,489    $3,342,418
                                                          ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Unearned premiums                                           1,164,245     1,043,334
   Losses and loss adjustment expenses                            52,201        39,181
   Ceded reinsurance payable                                       3,018         3,826
   Accounts payable and accrued expenses                          26,406        22,874
   Payable for securities purchased                                7,120         5,715
   Obligations under capital lease                                 5,006         6,446
   Current federal income taxes payable                           10,795         4,401
   Deferred federal income taxes payable                          31,616        38,765
                                                          --------------------------------
Total liabilities                                              1,300,407     1,164,542
                                                          --------------------------------

Stockholders' equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                            15,000        15,000
  Additional paid-in capital                                   1,890,821     1,882,772
  Accumulated other comprehensive (loss) income, net of
    tax                                                          (8,063)        15,485
  Retained earnings                                              417,324       264,619
                                                          --------------------------------
Total stockholders' equity                                     2,315,082     2,177,876
                                                          --------------------------------
                                                          --------------------------------
Total liabilities and stockholders' equity                   $ 3,615,489    $3,342,418
                                                          ================================

See accompanying notes to unaudited interim consolidated financial statements.

                                        -1-

                    Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)

                                                     THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                SEPTEMBER 30
                                                    2005           2004          2005          2004
                                                ---------------------------------------------------------
Revenues:

  Gross premiums written                          $    96,787   $    87,869    $   312,526   $   250,720
  Ceded premiums written                               (4,456)         (797)       (24,281)       (4,356)
                                                ---------------------------------------------------------
  Net premiums written                                 92,331        87,072        288,245       246,364
  Increase in net unearned premiums                   (37,537)      (37,312)      (118,911)     (112,251)
                                                ---------------------------------------------------------
  Net premiums earned                                  54,794        49,760        169,334       134,113

  Net investment income                                30,125        24,784         85,954        70,814
  Net realized (losses) gains                              (8)         (318)           110           460
  Other income                                            402           117            918           674
                                                ---------------------------------------------------------
                                                ---------------------------------------------------------
Total revenues                                         85,313        74,343        256,316       206,061
                                                ---------------------------------------------------------

Expenses:
  Losses and loss adjustment expenses                  20,693         6,725         15,016         6,319
  Underwriting expenses                                22,133        18,723         59,777        53,075
  Policy acquisition costs deferred                    (8,169)       (8,563)       (25,796)      (24,874)
  Amortization of deferred policy acquisition
  costs                                                 1,873           745          5,874         1,086
                                                ---------------------------------------------------------
Total expenses                                         36,530        17,630         54,871        35,606
                                                ---------------------------------------------------------

Income before income taxes                             48,783        56,713        201,445       170,455
Income tax expense                                      9,376        14,759         48,740        41,802
                                                ---------------------------------------------------------
Net income                                        $    39,407   $    41,954    $   152,705   $   128,653
                                                =========================================================

See accompanying notes to unaudited interim consolidated financial statements.

                                        -2-

                    Financial Guaranty Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                             (Dollars in thousands)

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                                2005             2004
                                                           ---------------------------------
OPERATING ACTIVITIES

Net income                                                 $     152,705   $        128,653
Adjustments to reconcile net income to net cash provided
  by operating activities:
    Amortization of deferred policy acquisition costs              5,874           1,086
    Policy acquisition costs deferred                            (25,796)        (24,874)
    Depreciation of property and equipment                           559              37
    Amortization of fixed maturity securities                     23,284          26,163
    Net realized gains on investments                               (110)           (460)
    Accrued investment income, prepaid expenses and other
      assets                                                      (6,894)         (5,649)
    Current federal income tax receivable                              -             126
    Reinsurance recoverable on losses                              1,159           3,885
    Other reinsurance receivables                                      -           5,295
    Prepaid reinsurance premiums                                  (1,344)         10,784
    Unearned premiums                                            120,911         101,466
    Losses and loss adjustment expenses                            8,334           1,055
    Ceded reinsurance payable, accounts payable and
      accrued expenses                                             1,285           3,303
    Receivable from related parties                                  543           9,641
    Current federal income taxes payable                           6,394           7,711
    Deferred federal income taxes payable                          4,091           5,617
                                                           ---------------------------------
Net cash provided by operating activities                        290,995         273,839
                                                           ---------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                 97,146         386,843
Purchases of fixed maturity securities                          (351,501)       (607,690)
Purchases, sales and maturities of short-term
  investments, net                                               (32,722)        (71,534)
Receivable for securities sold                                       (56)         13,243
Payable for securities purchased                                   1,405               -
Purchases of fixed assets                                           (758)         (1,483)
                                                           ---------------------------------
Net cash used in investing activities                           (286,486)       (280,621)
                                                           ---------------------------------

FINANCING ACTIVITIES                                                                   -
Capital contribution                                               8,049               -
                                                           ---------------------------------
Net cash provided by financing activities                          8,049               -
                                                           ---------------------------------

Net increase (decrease) in cash and cash equivalents              12,558          (6,782)
Cash and cash equivalents at beginning of period                  69,292          78,645
                                                           ---------------------------------
Cash and cash equivalents at end of period                 $      81,850    $     71,863
                                                           =================================

See accompanying notes to unaudited interim consolidated financial statements.

                                        -3-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial   Guaranty  Insurance  Company  (the  "Company")  is  a  wholly  owned subsidiary of FGIC  Corporation (the "Parent").  The Company provides  financial guaranty  insurance for public finance and structured finance  obligations.  The
Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's  financial strength is rated "Aaa" by Moody's
Investors Service,  Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company
is licensed to engage in writing financial  guaranty insurance in all 50 states, the District of Columbia,  the  Commonwealth  of Puerto  Rico,  the U.S.  Virgin
Islands and,  through a branch,  in the United  Kingdom.  In addition,  a United
Kingdom  subsidiary is authorized to write financial  guaranty  insurance in the
United Kingdom and has passport rights to write business in other European Union member countries.  The Company and Parent have formed subsidiaries to facilitate geographic and business  expansion.  As used in these notes,  the term "Company"
refers to Financial Guaranty Insurance Company and/or its subsidiaries.

On December  18,  2003,  an investor  group  consisting  of The PMI Group,  Inc.
("PMI"),  affiliates of the Blackstone Group L.P. ("Blackstone"),  affiliates of the Cypress  Group L.L.C.  ("Cypress")  and  affiliates  of CIVC  Partners  L.P.
("CIVC"),  collectively the "Investor  Group,"  completed the acquisition of the
Parent from a subsidiary of General Electric Capital  Corporation ("GE Capital")
in a transaction valued at approximately $2,200,000 (the "Transaction").  At the closing of the  Transaction,  the Investor  Group,  acting through an affiliate, paid GE Capital a cash purchase  price of  approximately  $1,600,000,  which was
funded  by  equity   investments   by  the  Investor  Group  and  borrowings  of
approximately  $227,300 under a bridge loan facility within an affiliate of Bank of America  Corporation.  On January 12,  2004,  the Parent  issued  $250,000 of senior notes due on January 15,  2034.  The notes pay interest on January 15 and
July 15 of each year at a rate of 6% per annum.  The proceeds were used to repay the outstanding bridge loan, plus accrued and unpaid interest, and the remaining proceeds  were  retained by the Parent to pay interest on the notes.  As part of the Transaction,  Banc of America  Securities,  LLC ("BOA") received warrants to purchase  Parent common stock.  Under the  agreement,  BOA can subscribe for and purchase up to  approximately  11,451 shares at an exercise price of six hundred dollars per share.  The  warrants are  exercisable  in whole or in part prior to
December 18, 2013. As of September 30, 2005, no warrants had been exercised.  In addition,  the Parent  paid GE Capital  approximately  $284,300  in  pre-closing dividends and GE Capital retained 2,346 shares of Parent  Convertible  Preferred
Stock with an aggregate liquidation preference of $234,600, and approximately 5%
of the outstanding  Parent's common stock. PMI is the largest stockholder of the
Parent,  owning  approximately 42% of its common stock at September 30, 2005 and
December 31, 2004. Blackstone, Cypress and CIVC owned approximately 23%, 23% and
7% of the  Parent's  common  stock,  respectively,  at  September  30,  2005 and
December 31, 2004.

                                        -4-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

2. BASIS OF PRESENTATION

The consolidated  financial  statements  include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying  unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
("GAAP") for interim financial information. Accordingly, they do not include all of the  information  and  footnotes  required  by GAAP  for  complete  financial statements. In the opinion of management,  all adjustments (consisting of normal recurring  accruals)  considered  necessary  for  fair  presentation  have  been included.  Operating  results  for  the  three-  and  nine-month  periods  ended
September  30,  2005  are not  necessarily  indicative  of  results  that may be expected for the full year ending  December 31, 2005.  These  unaudited  interim consolidated financial statements should be read in conjunction with the audited consolidated  financial  statements  for  the  year  ended  December  31,  2004, including the accompanying notes.

Certain 2004 amounts have been reclassified to conform to the 2005 presentation.

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Securities and Exchange  Commission  ("SEC") staff has commenced a review of the accounting  practices of publicly held financial guaranty industry companies with respect to loss  reserves,  and the Financial  Accounting  Standards  Board
("FASB")  staff  is  considering  whether  additional   accounting  guidance  is
necessary to address loss reserving and certain other practices in the financial guaranty industry.  When the FASB or the SEC reaches a conclusion on this issue, the Company,  along with other companies in the financial guaranty industry, may be required to change certain  aspects of accounting for loss reserves,  premium income and deferred  acquisition costs. The FASB review is ongoing and it is not possible to predict the impact, if any, that this review, or the one by the SEC, may have on the Company's accounting practices.

4. PREMIUM REFUNDINGS

When an  obligation  insured by the Company is refunded  prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured  obligation is called or legally defeased prior to the stated maturity.

                                        -5-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

4. PREMIUM REFUNDINGS (CONTINUED)

Premiums  earned include $46,166 and $36,217 for the nine months ended September
30, 2005 and 2004,  respectively,  and $10,210 and $15,522 for the three  months ended  September  30, 2005 and 2004,  respectively,  related to the  accelerated recognition of unearned premiums in connection with refundings.

5. LOSS RESERVES AND LOSS ADJUSTMENT EXPENSES

Loss reserve and loss  adjustment  expenses are  regularly  reviewed and updated based on claim payments and the results of ongoing  surveillance.  The Company's
ongoing  insured  portfolio   surveillance  is  designed  to  identify  impaired
obligations and thereby provide a materially complete  recognition of losses for each accounting  period.  The reserves are necessarily  based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates.  At September 30, 2005, the Company had case reserves of $30,319,  credit watchlist reserves of $20,841 and a loss adjustment expense  reserve of $1,041.  Case  reserves  and credit  watchlist  reserves  at
September 30, 2005 include $8,784 and $12,055, respectively, of estimated losses related to obligations  impacted by Hurricane Katrina (see Note 12). At December
31, 2004, the Company had case reserves of $14,686, credit watchlist reserves of
$23,484 and a loss adjustment expense reserve of $1,011.

6. INCOME TAXES

The  Company  has a tax  sharing  agreement  with  the  Parent,  which  files  a consolidated Federal income tax return.

The Company's effective federal corporate tax rate (24.2% and 24.5% for the nine months ended September 30, 2005 and 2004, respectively,  19.2% and 26.0% for the three months ended September 30, 2005 and 2004,  respectively)  is less than the statutory  corporate  tax rate  (35%) on  income  due to  permanent  differences between financial and taxable income, principally tax-exempt interest.

7. REINSURANCE

Net  premiums  earned  are shown net of ceded  premiums  earned of  $17,712  and
$15,140 for the nine months ended September 30, 2005 and 2004, respectively, and
$6,074  and  $6,111  for the nine  months  ended  September  30,  2005 and 2004, respectively.

                                        -6-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

8. COMPREHENSIVE INCOME (LOSS)

Accumulated  other  comprehensive  (loss) income of the Company  consists of net unrealized  gains on  investment  securities  and foreign  currency  translation adjustments.

The components of total  comprehensive  income for the three-month and six-month periods ended September 30, 2005 and 2004 are as follows:

                                NINE MONTHS ENDED
                                  SEPTEMBER 30,
                                     2005           2004
                                -------------- --------------
Net income                      $     152,705  $     128,653
Other comprehensive (loss)
  income                              (23,548) 10,465
                                -------------- --------------
Total comprehensive income      $     129,157  $     139,118
                                ============== ==============

                               THREE MONTHS ENDED
                                  SEPTEMBER 30,
                                     2005           2004
                                -------------- --------------
Net income                      $      39,407  $
                                               41,954
Other comprehensive (loss)
  income                              (30,529)        58,056
                                -------------- --------------
Total comprehensive income      $       8,878    $
                                               100,010
                                ============== ==============

The  components of other  comprehensive  income (loss) for the  three-month  and six-month periods ended September 30, 2005 and 2004 are as follows:

                                                   NINE MONTHS ENDED SEPTEMBER 30, 2005
                                               ----------------------------------------------
                                                   BEFORE-           TAX          AMOUNT
                                                 TAX AMOUNT                     NET OF TAX
                                               ---------------- -------------- --------------

Unrealized holding losses arising during the

  period                                       $     (27,881)  $       9,759   $     (18,122)
Less reclassification adjustment for gains
  realized
  in net income                                         (110)             38             (72)
                                               --------------- --------------- --------------
Unrealized losses on investments                     (27,991)          9,797         (18,194)
Foreign currency translation adjustment               (8,237)          2,883          (5,354)
                                               --------------- --------------- --------------
Total other comprehensive loss                 $     (36,228)  $      12,680   $     (23,548)
                                               =============== =============== ==============

                                              -7-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

8. COMPREHENSIVE INCOME (LOSS) (CONTINUED)

                                                  THREE MONTHS ENDED SEPTEMBER 30, 2005
                                               ---------------------------------------------
                                                  BEFORE-           TAX          AMOUNT
                                                 TAX AMOUNT                    NET OF TAX
                                               --------------- -------------- --------------

Unrealized holding losses arising during the   $     (43,713)  $      15,299  $     (28,414)
  period
Less reclassification adjustment for losses
  realized
  in net income                                            8              (3)             5
                                               --------------- -------------- --------------
Unrealized losses on investments                     (43,705)         15,296        (28,409)
Foreign currency translation adjustment               (3,263)          1,143         (2,120)
                                               --------------- -------------- --------------
Total other comprehensive loss                 $     (46,968)  $      16,439  $     (30,529)
                                               =============== ============== ==============

                                                   NINE MONTHS ENDED SEPTEMBER 30, 2004
                                               ---------------------------------------------
                                                  BEFORE-           TAX          AMOUNT
                                                 TAX AMOUNT                    NET OF TAX
                                               --------------- -------------- --------------
Unrealized holding gains arising during the    $      14,755   $      (5,164) $       9,591
  period
Less reclassification adjustment for gains
  realized
  in net income                                         (460)            161           (299)
                                               --------------- -------------- --------------
Unrealized gains on investments                       14,295          (5,003)         9,292
Foreign currency translation adjustment                1,804            (631)         1,173
                                               --------------- -------------- --------------
Total other comprehensive income               $      16,099   $      (5,634) $      10,465
                                               =============== ============== ==============

                                                 THREE MONTHS ENDED SEPTEMBER 30, 2004
                                              ---------------------------------------------
                                                  BEFORE-           TAX          AMOUNT
                                                TAX AMOUNT                     NET OF TAX
                                              ---------------- -------------- -------------
Unrealized holding gains arising during the
  period                                      $      88,860    $   (31,101)    $   57,759
Less reclassification adjustment for losses
  realized
  in net income                                         318           (111)           207
                                              ---------------- --------------- ------------
Unrealized gains on investments                      89,178        (31,212)        57,966
Foreign currency translation adjustment                 139            (49)            90
                                              ---------------- --------------- ------------
Total other comprehensive income              $      89,317    $   (31,261)    $   58,056
                                              ================ =============== ============

                                        -8-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

9. VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Financial  Interpretation No. 46, Consolidation of Variable  Interest  Entities  ("FIN 46"). FIN 46 requires  variable  interest entities to be  consolidated by their primary  beneficiaries  if the entities do not effectively disperse risk among parties involved. Variable interest entities that  effectively  disperse  risks  will not be  consolidated.  FIN 46  requires disclosures  for  entities  that have either a primary or  significant  variable interest in a variable interest entity.  Management has evaluated the structured finance  transactions  insured  by the  Company  and does not  believe  any such transactions require consolidation or disclosure under FIN 46.

During 2004,  the Company  arranged the issuance of contingent  preferred  trust securities by a group of special  purpose Trusts (see Note 10). These Trusts are considered variable interest entities under FIN 46. However,  the Company is not considered the primary  beneficiary and therefore is not required to consolidate the Trusts.

10. PREFERRED TRUST SECURITIES

On July 19, 2004,  the Company  closed a new $300,000  facility,  consisting  of
Money Market Committed  Preferred Custodial Trust Securities ("CPS Securities").
This facility replaced a $300,000 "Soft Capital" facility previously provided by
GE Capital.  Each of six separate newly organized Delaware trusts (the "Trusts")
issues  $50,000 in perpetual CPS  Securities on a rolling,  28-day  auction rate basis.  Proceeds from these securities are invested in high quality,  short-term securities and held in the respective  Trusts.  Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put  agreement  with the Company  which  obligates  the Trusts at the  Company's discretion,  to purchase perpetual  Preferred Stock of the Company. In this way, the  program  provides  capital  support to the Company by allowing it to obtain immediate  access to new capital at its sole  discretion at any time through the exercise of the put options.  The Company  recorded expense for the right to put its shares to the Trusts of $1,431 and $387 for the nine months ended  September
30, 2005 and 2004,  respectively,  and $463 and $387 for the three  months ended
September 30, 2005 and 2004, respectively.

11. REVOLVING CREDIT FACILITY

The Parent,  in conjunction  with the Company,  has a $200,000 senior  unsecured revolving  credit  facility  expiring  on December  14,  2005.  The  facility is provided  by a  syndicate  of banks  and  other  financial  institutions  led by
JPMorgan Chase, as administrative agent and sole lead arranger. During 2004, and for the nine  months  ended  September  30,  2005,  no draws were made under the facility.

                                        -9-

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

12. HURRICANE KATRINA

At September 30, 2005 the Company had insured public finance  obligations with a net par in force ("NPIF") of approximately  $4,128,173 in locations  impacted by
Hurricane  Katrina.  Approximately  $2,059,614 of these  obligations  relates to locations  designated by the U.S. Federal  Emergency  Management  Administration
("FEMA")  as  eligible  for both public and  individual  assistance  ("FEMA-dual designated  locations");  the  remainder,  or $2,068,559,  of these  obligations relates to locations  designated by FEMA as eligible for  individual  assistance only.  The Company  believes that insured  obligations  in FEMA-dual  designated locations  are  more  likely  to  be  impaired  than  obligations  eligible  for individual  assistance  only.  Consequently,  since the  occurrence of Hurricane
Katrina,  the Company has focused its portfolio  surveillance efforts related to
Hurricane  Katrina on evaluating its insured  public finance  obligations in the
dual-designated   locations.   These  FEMA-dual  designated  locations  consists
primarily of counties and parishes in Alabama, Mississippi and Louisiana.

As a result of this  evaluation,  the Company has placed  insured public finance obligations with a NPIF totaling $977,345 on the credit  watchlist.  The insured public finance obligations placed on the credit watchlist consist of obligations located in the  Parish of Orleans  (in which New  Orleans  is  located)  and the immediately surrounding parishes. For the three months ended September 30, 2005, the Company recorded case reserves of $8,784,  watchlist reserves of $12,055 and estimated  reinsurance  recoverables  of $363 related to insured  public finance obligations  placed on the credit watchlist.  The case reserves of $8,784 relate to an  investor-owned  utility  with a NPIF of  $75,000  that has  entered  into bankruptcy  proceedings.  The  watchlist  reserves  of  $12,055  were  based  on management's  assessment that the associated insured public finance  obligations have experienced  impairment due to diminished revenue sources. The NPIF for the insured public finance  obligations for which watchlist reserves of $12,055 have been  established  totals  $503,083.  The $503,083 (a subset of the $977,345) is supported by the revenue sources below:

               REVENUE SOURCE                 NET PAR IN FORCE
---------------------------------------------------------------
               General Obligation                      $90,079
               Hotel Tax                               169,750
               Sales Tax                               104,186
               Municipal Utility                       120,641
               Public Higher Education                  18,426
---------------------------------------------------------------
               TOTAL                                  $503,083
===============================================================

                                        -10-

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (Continued)

                             (Dollars in thousands)

12. HURRICANE KATRINA (CONTINUED)

The Company  historically  has established  watchlist  reserves to recognize the potential  for claims  against the Company on insured  obligations  that are not presently  in payment  default,  but which have  migrated to an impaired  level, where there is a substantial  increased  probability of default.  These reserves reflect an  estimate  of  probable  loss given  evidence  of  impairment,  and a reasonable  estimate of the amount of loss given default.  The  methodology  for establishing  and calculating the watchlist  reserve relies on a  categorization and assessment of the  probability of default,  and loss severity given default, of the specifically  identified  impaired  obligations on the watchlist based on historical  trends and other  factors.  The  watchlist  reserve is  adjusted  as necessary to reflect  changes in the loss  expectation  inherent in the group of impaired  credits.  Case  reserves  are  established  for the value of estimated losses on particular  insured  obligations that are presently or likely to be in payment  default at the  balance  sheet  date,  and for which the future loss is probable and can be reasonably estimated.

Given the  unprecedented  nature of the  events and  magnitude  of damage in the affected  areas,  the loss reserves were  necessarily  based upon  estimates and subjective  judgments  about the  outcome of future  events,  including  without limitation  the amount and timing of any future  federal and state aid. The loss reserves will likely be adjusted as additional  information  becomes  available, and such adjustments may have a material impact on future results of operations.
However,  the Company believes that the losses ultimately  incurred as result of
Hurricane  Katrina will not have a material  impact on the  Company's  financial position.

For the three months ended  September 30, 2005, the Company paid claims totaling
$4,856 related to insured public finance  obligations  impacted by Katrina.  The
Company subsequently received reimbursements of $169 and $4,686 on September 12,
2005 and October 13, 2005, respectively, for these claims payments. At September
30, 2005, the $4,686 is reflected as a recoverable on paid claims.

The  Company's  structured  finance  insured  portfolio  was  not  significantly impacted by Hurricane Katrina,  reflecting the geographic diversification of the credits comprising the insured structured finance obligations.

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